PROVING OUR
METTLE

FREEPORT-MCMORAN



1st Quarter 2016
Earnings Conference Call

April 26, 2016

fcx.com

FCX
LISTED
NYSE

FREEPORT-McMoRAN

PROVING OUR METTLE

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as projections or expectations relating to ore grades and milling rates, production and sales volumes, unit net cash costs, cash production costs per barrel of oil equivalents (BOE), operating cash flows, capital expenditures, debt reduction initiatives, exploration efforts and results, development and production activities and costs, liquidity, tax rates, the impact of copper, gold, molybdenum, cobalt, crude oil and natural gas price changes, the impact of deferred intercompany profits on earnings, reserve estimates, future dividend payments, and share purchases and sales. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be," "potential" and any similar expressions are intended to identify those assertions as forward-looking statements. Under its Term Loan and Revolving Credit Facility, as amended, FCX is not permitted to pay dividends on common stock on or prior to March 31, 2017. The declaration of dividends is at the discretion of the Board, subject to restrictions under FCX's credit agreement, and will depend on FCX's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board.

FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include supply of and demand for, and prices of, copper, gold, molybdenum, cobalt, crude oil and natural gas, mine sequencing, production rates, drilling results, potential effects of cost and capital expenditure reductions and production curtailments on financial results and cash flow, the outcome of FCX's debt reduction initiatives, potential additional oil and gas property impairment charges, potential inventory adjustments, potential impairment of long-lived mining assets, the outcome of ongoing discussions with the Indonesian government regarding PT Freeport Indonesia's (PT-FI) Contract of Work, PT-FI's ability to obtain renewal of its export license after August 8, 2016, the potential effects of violence in Indonesia generally and in the province of Papua, the resolution of administrative disputes in the Democratic Republic of Congo, industry risks, regulatory changes, political risks, labor relations, weather- and climate-related risks, environmental risks, litigation results and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2015, filed with the U.S. Securities and Exchange Commission (SEC), as updated by FCX's subsequent filings with the SEC.

Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also includes forward-looking statements regarding mineralized material and potential resources not included in proven and probable mineral reserves. The mineralized material and potential resources described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material and potential resources not included in reserves will become proven and probable reserves.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and molybdenum, oil and gas realized revenues, cash production costs, cash operating margin and Adjusted EBITDA, which are not recognized under generally accepted accounting principles in the U.S. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 1Q 2016 press release, which are available on FCX's website, "fcx.com."

"Proving Our Mettle"

met·tle /ˈ**medl**/ *n:* 1. a person's ability to cope well with difficulties or to face a demanding situation in a spirited and resilient way.


PROVING OUR
METTLE
FREEPORT-MCMORAN
2015 Annual Report

2015 Annual Report Highlights

- **Executing Clearly Defined Strategy**
- **Maintaining Cost Focus and Capital Discipline**
- **Strengthen Balance Sheet**
- **Highly Attractive Portfolio of Assets**
  - **Provides Opportunities for Significant Asset Sale Proceeds at Attractive Valuations**
  - **Retain High Quality Portfolio to Build Future Values**
- **Industry Leading Copper Position – Attractive Long-Term Fundamentals**

Copper Market Commentary

- **Chinese Consumption**
  - Power Grid Orders are Steady with High Wire & Cable Utilization
  - Automobile and Appliance Production Growth
  - Construction Remains Subdued
  - Improved Market Sentiment
- **Western Demand Improving Modestly**
  - Automobile Markets in the U.S. and Europe Remain Strong
  - U.S. Construction Growth Continues to Trail Employment Recovery
- **Global Scrap Scarcity Impacting Refined Market**
  - Fabricators Substituting Cathode for Scrap
  - Secondary Smelters in China Reducing Cathode Production
- **Anticipated Large Surpluses Have Not Materialized**
  - Actions at High Cost Mines have Resulted in Industry Curtailment of 795kt/annum to Date*
  - Pipeline of New Supply Declining
  - High Grading and Deferring Sustaining Capital Unsustainable in the Long Run

** Source: WoodMackenzie*

Long-term Structural Deficit in Copper Generally Expected

Supply	Demand	Shortfall
Declines in Base Production	Reasonable Long-term Demand Estimates	~7 Mt SUPPLY GAP by 2025 (with No New Projects)
~18% Decline Over Next 10 Years	*~1.7% Compound Annual Growth Rate*	

Supply + Demand = Shortfall

- **$3.30/lb incentive copper price required to balance market**
- **Significant time (7-10 years) to bring new mines into production**

NOTE: Based on WoodMackenzie estimates per global copper long-term outlook dated March 24, 2016

Executing in a Weak Commodity Market Supported by Portfolio of High Quality Assets

Adjusted Mine Plans Curtailed High Cost Production

CAPEX Reductions & Cost Management

Completion of Major Projects

- Execution of Clearly Defined Strategy
- Strengthen Balance Sheet
- Maintain High Quality Portfolio of Assets
- Positioned for Value Creation

Align O&G Business with Corporate Objectives

Dividend Suspended & Completion of $2 Bn in Equity Sales in 2015

Asset Sales Progressing

1Q 2016 Mining Operating Summary

1Q16 Unit Production Costs

Cash Unit Costs (per pound of copper)	North America	South America	Indonesia	Africa	Consolidated
Site Production & Delivery	$1.40	$1.23	$2.24	$1.64	$1.51
By-Product Credits	(0.08)	(0.07)	(1.52)	(0.38)	(0.33)
Treatment Charges	0.10	0.23	0.31	-	0.16
Royalties & Export Duties	-	0.01	0.21	0.05	0.04
Unit Net Cash Costs	$1.42	$1.40	$1.24	$1.31	$1.38

Sales From Mines for 1Q16 & 1Q15 by Region


North America
503
472
Cu
mm lbs
17(1)
23(1)
Mo
mm lbs
1Q16 1Q15 1Q16 1Q15
South America(2)
323
200
1Q16 1Q15
Indonesia (3)
174
155
195
260
Au
000 ozs
1Q16 1Q15 1Q16 1Q15
Africa(4)
123
133
1Q16 1Q15

(1) Includes 5 mm lbs in 1Q16 and 2 mm lbs in 1Q15 from South America.
(2) Silver sales totaled 899k ozs in 1Q16 and 386k ozs in 1Q15.
(3) Silver sales totaled 510k ozs in 1Q16 and 435k ozs in 1Q15.
(4) Cobalt sales totaled 10 mm lbs in 1Q16 and 8 mm lbs in 1Q15.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in FCX's 1Q16 press release, which is available on FCX's website.

FREEPORT-MCMORAN

PROVING OUR METTLE

Asset Sale Transactions To Date in 2016

	Date of Agreement	Consideration	2015 EBITDA	Expected Closing
		($ in billions)	($ in millions)	
Morenci (13% Interest)	2/15/16	$1.0	$115[(1)]	2Q16
Timok Exploration Project	3/3/16	$0.3[(2)]	$(16)	2Q16
Oil and Gas Royalty Interests	4/21/16	$0.1	~$10	2Q16
Total		$1.4	~$109	

- **Advancing Discussions on Additional Transactions**
- **Expect to Achieve Additional Progress During 2Q16**

(1) Attributable EBITDA for 13% of Morenci based on 2015 average copper price of $2.44/lb.
(2) Includes $135 million payable at closing and $127.5 million payable to FCX in stages upon the achievement of defined milestones.
NOTE: EBITDA equals operating income plus depreciation, depletion and amortization costs.

FREEPORT-MCMORAN

PROVING OUR METTLE

Premier Portfolio of Long-Lived, Geographically Diverse Global Mining Assets

NORTH AMERICA MORENCI



Largest Copper Mine in North America

Cu Reserves: 34 bn lbs
Mo Reserves: 2.4 bn lbs
Mineralized Mat.: 47 bn lbs
Implied Life: 38 yrs

SOUTH AMERICA CERRO VERDE



World's Largest Concentrating Facility

Cu Reserves: 31 bn lbs
Mo Reserves: 0.7 bn lbs
Mineralized Mat.: 24 bn lbs
Implied Life: 37 yrs

INDONESIA GRASBERG



One of Largest Copper/ Gold Reserves in World

Cu Reserves: 28 bn lbs
Au Reserves: 27 mm ozs
Mineralized Mat.: 21 bn lbs
Implied Life: 31 yrs

AFRICA TENKE FUNGURUME



High Grade Copper/ Cobalt Resource

Cu Reserves: 7 bn lbs
Co Reserves: 0.9 bn lbs
Mineralized Mat.: 13 bn lbs
Implied Life: 36 yrs

Five Mines with Potential Capacity for 1 billion lbs of copper per annum*

NOTE: North America amounts include Cu operations: Morenci (currently 85%), Sierrita, Bagdad, Tyrone, Safford, Miami and Chino; Primary Mo: Henderson and Climax; South America amounts include Cu operations: Cerro Verde and El Abra. Implied life equals reserves plus mineralized material divided by 2016e production.
** Grasberg, Cerro Verde & Morenci (100%) capable of producing over 1 bln lbs/annum and El Abra & Tenke have potential to produce 1 bln lbs/annum*

Cerro Verde Project Execution

- Completed Construction of World's Largest Concentrating Facility
- Strong Performance on Capital Cost Management and Startup
- Achieved Full Capacity Operating Rates During 1Q16

Cerro Verde Mill Rate Performance
000's t/d milled


148
189
222
309
301
338
373
Concentrator #2
(Expansion Project)
Concentrator #1
Sep-15
Oct-15
Nov-15
Dec-15
Jan-16
Feb-16
Mar-16

- Scale Reflects Size of Resource
- Positioned to be Major Large Scale Producer for Decades

Significant Copper Resources & Potential

billion lbs of copper

Future Resource Development Opportunities

- El Abra Major Sulfide Deposit
- North America Sulfides
- Tenke


Reserves*
North America
South America
Africa
Indonesia
99
Mineralized Material**
(contained Cu)
Reserves & Mineralized Material
Reserves
204
Potential***
(contained Cu)
Reserves, Mineralized Material & Potential
Reserves & Mineralized Material
Serbia
460+

* Estimate of recoverable proven and probable copper reserves using a long-term average copper price of $2.00/lb; 79 billion pounds net to FCX's interest.

** Estimate of consolidated contained copper mineralized material using a long-term copper price of $2.20/lb. **Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. See Cautionary Statement.**

*** Our estimates of potential are based on geologically reasonable interpolation and extrapolation of more limited information than is used for Mineralized Material (measured and indicated) and requires higher Cu prices. Significant additional drilling is required and no assurance can be given that the potential quantities of metal will be produced.

PROVING OUR METTLE

Positive Free Cash Flow in Mining Business with Significant Leverage to Recovery

($ in billions)


2015
1Q16
2016e EBITDA
2016e CAPEX
$3.3
Avg. Cu: $2.42
EBITDA
$3.3
Major Projects
$2.4
Other
$0.9
CAPEX
$0.8
Avg. Cu: $2.17
EBITDA
$0.5
CAPEX (1)
$4.6
@ $2.00 Copper (2)
$5.7
@ $2.25 Copper (2)
$6.8
@ $2.50 Copper (2)
$1.8
$1.4
$0.4
CAPEX

Each 10¢ Change in Copper: $425 mm Impact on 2016e EBITDA(2)

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization costs. Assumes average prices of $1,200/oz gold, $6.00/lb molybdenum for 2016; each $100/oz change in gold would have an approximate $150 mm impact, each $2/lb change in molybdenum would have an approximate $55 mm impact. 2016e EBITDA includes Indonesian export duties which are under discussion with GOI.

(1) Includes $350 mm for major projects.

(2) Assumed noted copper price for 2Q16e – 4Q16e.

e = estimate. See Cautionary Statement.

Oil & Gas Highlights

Focused on Managing Costs and Enhancing Asset Values

- **New Organization Structure**
  - Reduce Costs
  - Align Capital Allocation with Corporate Objectives
- **Significant Capital Investment Winding Down**
  - Maintain Near Term Production Without Additional Drilling
- **Holstein Deep**
  - Initial Well Commenced Production in April 2016
  - Two Additional Wells to Commence in 2Q16
- **Horn Mountain & Marlin Tie Backs**
  - King D-13 Commenced Production in 1Q16
  - Kilo/Oscar – Completion in progress
  - Quebec/Victory – 2016 Tieback
  - 4 Additional Wells in Inventory, Including Horn Mountain Deep

	*1Q16**	*1Q15*
LOE ($/bbl)	*$15.85*	*$20.26*
CAPEX (mm's)	*$523*	*$1,033*

1Q16 Sales – 12.1 MMBOE


GOM
61%
California
25%
Other
14%

**LOE (i.e. cash production cost) and CAPEX exclude $165 mm in idle rig costs.*

Deepwater Gulf of Mexico Focus Areas

1Q 2016 Net Production Rates

Asset Area	*MBOE/d*
Holstein Facility	9
Marlin Facility	30
Horn Mountain Facility	8
Lucius	18
Other	3
Deepwater GOM Total	68


Louisiana
Dorado
Marlin
King
Horn Mountain Deep
Horn Mountain
Mississippi Canyon
KO/QV
Vito
Power Nap
Green Canyon
Holstein Deep
Holstein
Atwater Valley
Heidelberg
East Breaks
Garden Banks
Hoover
Alaminos Canyon
Keathley Canyon
Lucius
Facilities
Development
Discovery
FM O&G Leases

2017e Oil & Gas EBITDA at Various Prices and CAPEX

($ in billions)


$0.6
$1.0
$1.4
$1.8
$0.5
@ $35 Brent
@ $45 Brent
@ $55 Brent
@ $65 Brent
2017e CAPEX
(excludes $0.5 bn in idle rig costs)

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization and costs associated with idle rigs. Amounts are estimates for illustrative purposes based on model results. Model reflects FM O&G cost and production mix for 2017e including 149 MBOE per day, $13/BOE operating cost, average Brent crude differential of 89% and $2.90/mmbtu natural gas price.

e = estimate. See Cautionary Statement.

2016e Outlook

Sales Outlook

- Copper: 5.0 Billion lbs.[(1)]
- Gold: 1.85 Million ozs.
- Molybdenum: 71 Million lbs.
- Oil Equivalents[(2)]: 54.4 MMBOE (~73% Oil)

Unit Cost

- $1.05/lb[(3)] of Copper
- $15/BOE

Operating Cash Flows[(4)]

- ~$4.8 Billion (@$2.25/lb Copper for 2Q-4Q16e)
  - Includes $0.8 Billion Reduction for Idle Rig Costs
- Each 10¢/lb Change in Copper for Remainder of 2016 = $340 Million

Capital Expenditures

- $3.3 Billion
  - $1.8 Billion for Mining
  - $1.5 Billion for Oil & Gas[(5)]

(1) Adjusted for the anticipated closing of the Morenci transaction in 2Q16.
(2) Includes 39.8 MMBbls of crude oil, 71.9 Bcf of natural gas and 2.6 MMBbls of NGLs.
(3) Assumes average prices of $1,250/oz gold and $5.00/lb molybdenum for the remainder of 2016: 2Q 2016e net cash costs expected to approximate $1.31/lb.
(4) Assumes average prices of $1,250/oz gold, $5.00/lb molybdenum and $45/bbl for Brent crude oil for the remainder of 2016; each $100/oz change in gold would have an approximate $90 mm impact, each $2/lb change in molybdenum would have an approximate $45 mm impact, and each $5/bbl change in oil would have an approximate $100 mm impact.
(5) Excludes idle rig costs in GOM, which will reduce operating cash flow.
e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN

PROVING OUR METTLE

Sales Profile

Copper Sales (billion lbs)



6
4
2
0
4.1
5.0
4.6
2015
2016e*
2017e*

Note: Consolidated copper sales include 688 mm lbs in 2015, 990 mm lbs in 2016e and 965 mm lbs in 2017e for noncontrolling interest; excludes purchased copper.

* Adjusted for the anticipated closing of the Morenci transaction in 2Q16.

Gold Sales (million ozs)



3
2
1
0
1.25
1.85
2.5
2015
2016e
2017e

Note: Consolidated gold sales include 115k ozs in 2015, 170k ozs in 2016e and 235k ozs in 2017e for noncontrolling interest.

Molybdenum Sales (million lbs)



90
60
30
0
89
71
74
2015
2016e
2017e

Oil & Gas Sales (MMBOE)



60
40
20
0
52.6
54.4
54
2015
2016e
2017e

e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices



Average EBITDA
($1,200 Gold, $6 Molybdenum & $47 Oil)*
(US$ billions)
$9
$6
$3
$0
2016e/2017e
Average
Cu $2.00/lb
Cu $2.25/lb
Cu $2.50/lb



Average Operating Cash Flow (excluding Working Capital changes)
($1,200 Gold, $6 Molybdenum & $47 Oil)*
(US$ billions)
$6
$4
$2
$0
2016e/2017e
Average
Cu $2.00/lb
Cu $2.25/lb
Cu $2.50/lb

Note: For 2016e and 2017e price sensitivities see slides 29 and 30. EBITDA equals operating income plus depreciation, depletion and amortization. Includes Indonesian export duties which are under discussion with GOI.

* Average prices as noted for 2Q16-2017

e = estimate. See Cautionary Statement.

PROVING OUR METTLE

Capital Expenditures

(US$ billions)


$6.35
Oil & Gas
3.0
Major Mining Projects
2.4
Other Mining
0.9
TOTAL MINING
3.3
$3.3
1.5(1)
1.4
0.4
1.8
$2.2
0.5(1)
0.8
0.9
1.7
2015
2016e
2017e

Future Spending Dependent on Improvement in Market Conditions

(1) Excludes idle GOM rig cash costs totaling $0.8 billion in 2016e and $0.5 billion in 2017e, which will reduce operating cash flows.
Note: Includes capitalized interest.
e= estimate. See Cautionary Statement.

FREEPORT-MCMORAN

PROVING OUR METTLE

Committed to Balance Sheet Management – Strong Track Record

(US$ billions)

Manageable Near-Term Debt Maturity Schedule

FCX Debt Structure as of 3/31/16 *(US$ billions)*	
Revolver	$ 0.5
Bank Term Loans	3.0
FCX & FMC Sr. Notes	12.3
FM O&G Senior Notes	2.5
Cerro Verde Non-Recourse Loan	1.8
Bank Bilateral & Other	0.7
Total Debt	$20.8


$2
$1
$0
$1.6
Cerro Verde Non-Recourse Loan
FCX 2.15% & 2.30% Sr. Notes
$0.03
2016 *
2017

At 3/31/16 FCX Had $0.3 Bn in Cash & $3.0 Bn Available Under Its $3.5 Bn Revolver

* *For purposes of this schedule, maturities of uncommitted lines of credit and other short-term lines are included in FCX's revolver balance that matures in 2019.*

NOTE: 2016 & 2017 term loan maturities have been reduced for 50% of net proceeds from sale of Morenci interest, including $156 mm in 2016 and $209 mm in 2017.

Focused on Execution


Cost, Capital & Production Performance
Safety & Environmental Management
Securing Long-term Rights in Indonesia
Asset Sales
Debt Reduction

Strong Track Record

Reference Slides

Financial Highlights

Sales Data	***1Q16***	***1Q15***
Copper		
Consolidated Volumes (mm lbs)	**1,123**	**960**
Average Realization (per lb)	**$2.17**	**$2.72**
Site Production & Delivery Costs (per lb)	**$1.51**	**$1.93**
Unit Net Cash Costs (per lb)	**$1.38**	**$1.64**
Gold		
Consolidated Volumes (000's ozs)	**201**	**263**
Average Realization (per oz)	**$1,227**	**$1,186**
Oil Equivalents		
Consolidated Volumes (MMBOE)	**12.1**	**12.5**
Realized Revenues (per BOE)	**$23.79**	**$43.71** (1)
Cash Production Costs (per BOE)	**$15.85**	**$20.26**

Financial Results *(in billions, except per share amounts)*	***1Q16***	***1Q15***
Revenues	**$3.5**	**$4.2**
Net Loss Attributable to Common Stock (2)	**$(4.2)**	**$(2.5)**
Diluted Net Loss Per Share (2)	**$(3.35)**	**$(2.38)**
Operating Cash Flows (3)	**$0.7**	**$0.7**
Capital Expenditures	**$1.0**	**$1.9**
Total Debt	**$20.8**	**$20.3**
Consolidated Cash	**$0.3**	**$0.5**

(1) Realized revenues per BOE include realized cash gains on crude oil derivative contracts of $8/BOE.

(2) Includes net charges of $4.0 bn ($3.19/share) in 1Q16 and $2.4 bn ($2.32/share) in 1Q15, primarily for the reduction of the carrying value of oil and gas properties and idle rig costs. See slide 32 for additional details.

(3) Includes net working capital sources (uses) and changes in other tax payments of $188 mm for 1Q16 and $(86) mm for 1Q15.

Sale of 13% Interest in Morenci

- **Announced Definitive Agreement on February 15, 2016**
- **Sumitomo Metal Mining (SMM) to Acquire 13% of Morenci Mine Unincorporated JV**

Morenci Ownership		
	Current	*Post-closing*
FCX	85%	72%
Sumitomo*	15%	28%



2015 Statistics (FCX's 85% Share)	
Reserves	12 bn lbs
Production	~900 mm lbs
Revenues	$2.2 bn
Costs	$1.5 bn

- **$1.0 Billion Cash to FCX**
- **Expected to Close in 2Q16**
- **Use of Proceeds: Repay Borrowings Under Term Loan & Revolver**

** Current ownership 15% SMMAz (80% SMM and 20% Sumitomo Corp); post-closing ownership 15% SMMAz and 13% SMM.*

Sale of Interest in Timok Copper-Gold Project Located in Serbia

- **Consideration to FCX Includes:**
  - $135 mm Payable at Closing
  - Up to $20 mm to be Spent by Purchaser in Connection with Agreed Exploration and Study Work on the Lower Zone
  - $45 mm Payable to FCX Upon the Earliest to Occur of (i) a Build Decision on the Upper Zone, and (ii) Access to Any Ore Body for Direct Ship Ore
  - $50 mm Upon the Achievement of Commercial Production
  - Up to $12.5 mm in Recoupment of Project Expenditures
- **Accelerates Exploration of Lower Zone and Exploration and Development of High-Grade Upper Zone**
- **FCX Retains Longer-term Option and Control of Lower Zone, which Could Potentially be Developed as Block Cave**
- **FCX Interest: 39.6% Currently, Would Increase to 54% Upon Delivery of Feasibility Study**
- **Benefit to FCX – Provides Near-term Funds, while Retaining Long-Term Exposure to Potentially Significant Resource**

PROVING OUR METTLE

2016e Operating Estimates

2016e Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs (1)					
Site Production & Delivery (2)	$1.41	$1.26	$1.21	$1.62	$1.33
By-product Credits	(0.06)	(0.08)	(1.66)	(0.35)	(0.54)
Treatment Charges	0.10	0.24	0.27	-	0.18
Royalties & Export Duties	-	0.01	0.25	0.05	0.08
Unit Net Cash Costs	$1.45 (3)	$1.43	$0.07	$1.32	$1.05

2016e Sales by Region


North America
1,750
Cu
mm lbs
71(4)
Mo
mm lbs
South America
1,370
Indonesia
1,410
1.85
Au
mm ozs
Africa
485
35
Co
mm lbs

(1) Estimates assume average prices of $2.25/lb for copper, $1,250/oz for gold, $5.00/lb for molybdenum and $10/lb for cobalt for the remainder of 2016. Quarterly unit costs will vary significantly with quarterly metal sales volumes.
(2) Production costs include profit sharing in South America and severance taxes in North America.
(3) Adjusted for the anticipated closing of the Morenci transaction in 2Q16.
(4) Includes molybdenum produced in South America.

Note: e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN

PROVING OUR METTLE

2016e Quarterly Sales

Copper Sales (million lbs)



1,500
1,000
500
0
1,123
1,150
1,335
1,405
1Q16
2Q16e*
3Q16e*
4Q16e*

Note: Consolidated copper sales include approximately 222 mm lbs in 1Q16, 238 mm lbs in 2Q16e, 265 mm lbs in 3Q16e and 265 mm lbs in 4Q16e for noncontrolling interest; excludes purchased copper.

* Adjusted for the anticipated closing of the Morenci transaction in 2Q16.

e = estimate. See Cautionary Statement.

Gold Sales (thousand ozs)



1000
750
500
250
0
201
195
505
950
1Q16
2Q16e
3Q16e
4Q16e

Note: Consolidated gold sales include approximately 18k ozs in 1Q16, 18k ozs in 2Q16e, 47k ozs in 3Q16e and 87k ozs in 4Q16e for noncontrolling interest.

Molybdenum Sales (million lbs)



20
10
0
17
19
18
17
1Q16
2Q16e
3Q16e
4Q16e

Oil & Gas Sales (MMBOE)



15
10
5
0
12.1
13.5
14.6
14.2
1Q16
2Q16e
3Q16e
4Q16e

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2016e-2022e

2016e – 2020e PT-FI Share
Total: 5.9 billion lbs copper
Annual Average: 1.18 billion lbs

2016e – 2020e PT-FI Share
Total: 7.85 million ozs gold
Annual Average: 1.57 million ozs


Copper, billion lbs
Gold, million ozs
1.4
1.85
1.3
2.5
1.0
1.0
1.0
1.2
1.2
1.3
1.2
1.6
2016e
2017e
2018e
2019e
2020e
2020e-2022e Annual Average

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.
e = estimate. Amounts are projections; see Cautionary Statement.

Sensitivities (US$ millions)

	2016e	
Change	**EBITDA**	**Operating Cash Flow**
Copper: +/- $0.10/lb	$425	$340
Molybdenum: +/- $1.00/lb	$28	$22
Gold: +/- $50/ounce	$75	$45
Oil Sales: +/- $5/bbl[(1)]	$150	$120
Oil Sales Net of Diesel Costs:[(1,2)] +/- $5/bbl	$125	$100
Natural Gas: +/- $0.50/Mcf	$20	$16
Currencies:[(3)] +/- 10%	$110	$77

(1) Oil sales sensitivity calculated using average base Brent price assumption of $45/bbl in 2Q16 – 4Q16e.
(2) Amounts are net of mining cost impacts of a $5/bbl change in oil prices.
(3) U.S. Dollar Exchange Rates: 690 Chilean peso, 13,000 Indonesian rupiah, $0.75 Australian dollar, $1.10 Euro, 3.44 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.
NOTE: Based on impact of price change for remainder of 2016e. EBITDA equals operating income plus depreciation, depletion and amortization costs. Operating cash flow amounts exclude working capital changes.
e = estimate. See Cautionary Statement.

Sensitivities (US$ millions)

	2017e	
Change	EBITDA	Operating Cash Flow
Copper: +/- $0.10/lb	$435	$350
Molybdenum: +/- $1.00/lb	$35	$28
Gold: +/- $50/ounce	$125	$75
Oil Sales: +/- $5/bbl(1)	$200	$160
Oil Sales Net of Diesel Costs:(1,2) +/- $5/bbl	$160	$130
Natural Gas: +/- $0.50/Mcf	$23	$19
Currencies:(3) +/- 10%	$145	$103

(1) Oil sales sensitivity calculated using average base Brent price assumption of $48/bbl in 2017e.
(2) Amounts are net of mining cost impacts of a $5/bbl change in oil prices.
(3) U.S. Dollar Exchange Rates: 690 Chilean peso, 13,000 Indonesian rupiah, $0.75 Australian dollar, $1.10 Euro, 3.44 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.
NOTE: Based on 2017e annual impacts. EBITDA equals operating income plus depreciation, depletion and amortization costs. Operating cash flow amounts exclude working capital changes.
e = estimate. See Cautionary Statement.

2016e Oil & Gas Operating Estimates


California
Madden & Haynesville
Gulf of Mexico

Operating Cost: $29/bbl

Madden & Haynesville
Operating Cost: $1.90/Mcfe
Pricing: NYMEX

Gulf of Mexico
Operating Cost: $11/bbl
Pricing: HLS/NYMEX

2016e Oil & Gas Sales by Region

California


32
Oil
MBOE/D

Includes ~5 MMcf/d of Natural gas

Haynesville/ Madden/Other


89
Gas
MMCFE/D

Includes ~2 MMcfe/d of Liquids

GOM


84
Oil
MBOE/D
104
Gas
MMCF/D

Includes ~7 MBbls/d of NGLs and GOM Shelf/ILT Production

NOTE: Operating costs exclude DD&A and G&A. DD&A is expected to approximate $18/BOE in 2016e. Oil realizations are expected to average 85% of Brent in 2016e.
e = estimate. See Cautionary Statement.

Adjusted EBITDA Reconciliation

(in millions)	1Q 2016	12 Months Ended 3/31/2016
Net loss attributable to common stock	$(4,184)	$(13,946)
Interest expense, net	200	699
Income tax provision (benefit)	70	(1,170)
Depreciation, depletion and amortization	722	3,280
Impairment of oil and gas properties	3,787	13,827
Copper and molybdenum inventory adjustments	4	338
Net noncash MTM losses on crude oil derivatives	-	271
Accretion	36	136
Other special items (1)	200	588
Other (income) loss, net	(38)	55
Gain on shareholder derivative litigation	-	(92)
Preferred dividends attributable to redeemable NCI	11	42
Net income attributable to NCI	72	120
Equity in affiliated companies' net earnings	(7)	(3)
Adjusted EBITDA (2)	**$873**	**$4,145**

(1) Other special items for 1Q 2016 include charges primarily for idle rig costs ($165 million) and inventory write downs ($35 million). For the 12 month period ended March 31, 2016, other special items include charges for (i) idle rig costs ($178 million), (ii) other asset impairments and inventory write-downs at oil and gas operations and prior period tax assessments related to California properties ($193 million), (iii) mining asset impairments, restructuring and other net charges ($156 million), (iv) adjustment to environmental obligations and related litigation reserves ($43 million) and (iv) executive retirement benefits ($18 million).

(2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate them differently.

PROVING OUR METTLE

FCX Debt Maturities as of 3/31/16 Pro Forma for Morenci Transaction

(US$ billions)

PF Total Debt & Cash at 3/31/16 (US$ billions)

FCX Revolver & Term Loan	$ 2.5
FCX & FMC Sr. Notes	12.3
FM O&G Senior Notes	2.5
Other	2.5
Total Debt	$19.8
Consolidated Cash	$ 0.3


$10
$8
$6
$4
$2
$0
$0.03
$1.6
$3.3
Term Loan
$1.8
Uncommitted & CV Non-Recourse
$2.9
Term Loan
$0.9
$2.5
$2.8
$4.0
FCX 4.55%, 5.40%, & 5.45% Sr. Notes and FMC Sr. Notes
2016*
Term Loan
2017
FCX 2.15% & 2.30% Sr. Notes; Term Loan; CV Non-Recourse
2018
FCX 2.375% Sr. Notes; CV Non-Recourse
2019*
FM O&G 6.125% Sr. Notes & Term Loan
2020
FCX 3.1% Sr. Notes; FM O&G 6.5% Sr. Notes
2021
FCX 4% Sr. Notes; FM O&G 6.625% Sr. Notes
2022
FCX 3.55% Sr. Notes; FM O&G 6.75% Sr. Notes
2023
FCX 3.875% Sr. Notes; FM O&G 6.875% Sr. Notes
Thereafter

* For purposes of this schedule, maturities of uncommitted lines of credit and other short-term lines are included in FCX's revolver balance that matures in 2019.
NOTE: 2016 & 2017 term loan maturities have been reduced for 50% of net proceeds from sale of Morenci interest, including $156 mm in 2016 and $209 mm in 2017.